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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 31, 2000


                        Global Boulevard International, Inc.
                --------------------------------------------------
                  (Name of Small Business Issuer in its charter)


                                000-28445
                          ----------------------
                          Commission File Number


             Nevada                             88-0392153
 -------------------------------   ---------------------------------------
 (State or other jurisdiction of   (I.R.S. Employer Identification Number)
  incorporation or organization)

         38820 N. 25th Avenue, Phoenix, AZ                   85086
   ------------------------------------------------     -------------
    (Address of principal executive offices)             (zip code)


                             602-617-4456
       ---------------------------------------------------------
                      Issuer's Telephone Number

          403 East 58th Street, 4th Floor, New York, NY  10022
       -------------------------------------------------------------
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

David Parker Dale, Global Boulevard International, Inc.'s President/Chairman of the Board has resigned his position as President and Chairman. Appointed to the position as new President and Chairman is Georgios Polyhronopoulos.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(a) Exhibit No. 1

Board of Directors' Resolution

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Global Boulevard International, Inc.

Date: June 9, 2000                         By:  /s/ Georgios Polyhronopoulos
                                           ---------------------------------
                                           Name     Georgios Polyhronopoulos
                                           Title:   President


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